UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 8, 2009

Adolor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30039	31-1429198
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

700 Pennsylvania Drive, Exton, PA		19341
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (484) 595-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Current Report on Form 8-K/A is being filed for the purpose of re-filing the Adolor Corporation Amended and Restated 1994 Equity Compensation Plan, effective as of May 12, 2009 (the “Plan”), which was originally filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed May 14, 2009.  As previously filed, Section 2 of the Plan reflected an incorrect date, which has been corrected in the version filed herewith.

Item 9.01               Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description of Document
10.2†	Adolor Corporation Amended and Restated 1994 Equity Compensation Plan, effective as of May 12, 2009

† Compensation plans and arrangements for executives and others.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADOLOR CORPORATION

By	/s/ John M. Limongelli
Name:	John M. Limongelli
Title:	Sr. Vice President, General Counsel and Secretary

Dated:  July 20, 2009

EXHIBIT INDEX

Exhibit No.	Description

10.2†	Adolor Corporation Amended and Restated 1994 Equity Compensation Plan, effective as of May 12, 2009

† Compensation plans and arrangements for executives and others.